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                                                                    Exhibit 32.2

                   DAC TECHNOLOGIES GROUP INTERNATIONAL, INC.

          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report on Form 10-QSB of DAC Technologies Group International, Inc. (the "Company") for the period ended March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Robert C. Goodwin, Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. SS. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

                  (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                  (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Robert C. Goodwin
-------------------------
Robert C. Goodwin,
Chief Financial Officer

Date: May 17, 2004